POWERS OF ATTORNEY

         WEISS, PECK & GREER FUNDS TRUST, a Massachusetts Business Trust
            WPG GROWTH & INCOME FUND, a Massachusetts Business Trust
                    WEISS, PECK & GREER INTERNATIONAL FUND, a
                 Massachusetts Business Trust WPG TUDOR FUND, a
                          Massachusetts Business Trust
           TOMORROW FUNDS RETIREMENT TRUST, a Delaware Business Trust
                                (each, a "Trust")

         Each of the undersigned Trustees of each Trust, does hereby constitute and appoint Ronald M. Hoffner, Joseph J. Reardon and Roger J. Weiss, and each of them acting singly, to be his true, sufficient and lawful attorneys, with full power of substitution to each of them, and each of them acting singly, to sign for him, in his name and in the capacities indicated below, (1) any and all amendments to the Registration Statements on Form N-8A and Form N-1A to be filed by each Trust under the Investment Company Act of 1940, as amended (the "1940 Act"), and/or the Securities Act of 1933, as amended (the "1933 Act"), (2) any registration statement on Form N-14, and any and all amendments thereto, filed by each Trust and (3) any and all other documents and papers relating thereto, and generally to do all such things in his name and on his behalf in the capacities indicated below to enable each Trust to comply with the 1940 Act and the 1933 Act and all requirements of the Securities and Exchange Commission thereunder, hereby ratifying and confirming his signature as it may be signed by said attorneys or each of them to any and all such documents.

         IN WITNESS WHEREOF, each of the undersigned has executed this instrument this 19th day of April, 2000.



/S/ROGER J. WEISS                          /S/ RAYMOND R. HERRMANN, JR.
---------------------------                ----------------------------
Roger J. Weiss                             Raymond R. Herrmann, Jr.
as Trustee and not individually            as Trustee and not individually
One New York Plaza                         654 Madison Avenue
New York, NY 10004                         Suite 1400
                                           New York, NY 10017

/S/ LAWRENCE J. ISRAEL                     /S/ GRAHAM E. JONES
------------------------------------       -------------------
Lawrence J. Israel                         Graham E. Jones
as Trustee and not individually            as Trustee and not individually
220 Broadway                               330 Garfield Street, Suite 200
Suite 249                                  Santa Fe, NM  87501
New Orleans, LA 70118

/S/ WILLIAM B. ROSS                        /S/ ROBERT A. STRANIERE
------------------------------------       -----------------------
William B. Ross                            Robert A. Straniere
as Trustee and not individually            as Trustee and not individually
2733 E. Newton Avenue                      182 Rose Avenue
Shorewood, WI  53211                       Staten Island, NY 10306